                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                     ______________________________________

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report:  October 26, 1993

Date of earliest event reported:  October 15, 1993


                           J.M. PETERS COMPANY, INC.
             (exact name of registrant as specified in its charter)

Delaware                   File No. 0-15925                95-2956559
- - --------                   ----------------                ----------
(State or other        (Commission File Number)         (I.R.S. Employer
jurisdiction of                                         Identification No.)
incorporation)

3501 Jamboree Road, Suite 200, Newport Beach, California      92660
- - --------------------------------------------------------      -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (714) 854-2500

ITEM 2.  Acquisition or Disposition of Assets.

        On October 15, 1993, with an effective date of September 1, 1993, J.M. Peters Company, Inc. ("JMP") purchased 100% of the outstanding capital stock ("Purchased Shares") of Durable Homes, Inc., a Nevada corporation ("Durable"), by assuming the obligations of Capital Pacific Homes, Inc. ("CPH") under a definitive purchase agreement (the "Purchase Agreement") executed by CPH and Roger Nix ("Nix") on September 17, 1993. JMP's board of directors, by unamimous vote of disinterested directors on September 23, 1993, approved the terms of the Purchase Agreement and JMP's acquisition of Durable.

The consideration for the Purchased Shares was $1,300,000 in cash and 1,015,000 newly issued shares of common stock, par value $.10, of JMP representing 6.77% of the outstanding shares of JMP. In addition, Durable issued a promissory note to NIX in the amount of $400,000. The cash portion of the payment was provided out of readily available funds of JMP and were not borrowed.

There are no material relationships between any officer or director of JMP and NIX or Durable.

ITEM 7.  Financial Statements, Proforma Financial Information and Exhibits.

The following Consolidated Financial Statements and Proforma Financial Information are included under this item:

         Consolidated Proforma Balance Sheet of J.M. Peters Company, Inc., as of August 31, 1993.

         Consolidated Proforma Statements of Operations for the Year Ended February 28, 1993, and for the Six Months Ended August 31, 1993.

         Notes to Consolidated Proforma Financial Statements.

         Balance Sheet of Durable Homes, Inc., as of June 30, 1993.

         Statements of Operations of Durable Homes, Inc., for the Six Months Ended June 30, 1992 and 1993.

EXHIBITS

         Exhibit No.              Description
         -----------              -----------
         Exhibit 2.1      Purchase and Sale Agreement dated September 17, 1993, by and between CPH and NIX and Durable.

         Exhibit 2.2      Assignment and Assumption Agreement dated September 24, 1993, by and between Capital Pacific Homes, Inc., and J.M. Peters Company, Inc.

                                J.M. PETERS COMPANY, INC. AND SUBSIDIARIES
                                   CONSOLIDATED PRO FORMA BALANCE SHEET
                                              August 31, 1993
                                                (UNAUDITED)
                                          (Dollars in thousands)

                                                  ASSETS



                                                                Allocation of             As
                                            J.M. Peters       Purchase Price(A)        Adjusted
                                            -----------      ------------------       ----------
Cash and cash equivalents                        $9,304               $(965)             $8,339
Restricted cash                                   1,733                   -               1,733
Accounts and notes receivable                     1,727                   -               1,727
Residential inventory                           115,170              16,655             131,825
Prepaid expenses and other assets                 2,930                 467               3,397
                                              ---------         -----------          ----------
                                               $130,864             $16,157            $147,021
                                             ==========         ===========          ==========

                                 LIABILITIES AND STOCKHOLDERS' EQUITY


Notes payable                                   $36,034              $6,523             $42,557
Due to Capital Pacific Homes                        850                 150               1,000
Accounts payable and accrued
  liabilities                                    18,240               3,980(B)           22,220
Negative goodwill                                     -                 726                 726
                                             ----------          ----------          ----------
    Total liabilities                            55,124              11,379              66,503
                                             ----------          ----------          ----------
Minority Interest in Joint
  Ventures                                       31,233               2,114              33,347

Stockholders' equity:
  JMP Special stock, par
    value $.01 per share; 5,000,000
    shares authorized; none
    outstanding                                       -                   -                   -
  JMP Common stock, par value $.10
    per share, 60,000,000
    shares authorized; 13,980,000
    issued and outstanding                        1,398                 102               1,500
  Additional paid-in capital                    207,824               2,562             210,386
  Retained earnings (deficit)                  (164,715)                  -            (164,715)
                                             ----------          ----------          ----------
     Total stockholders' equity                  44,507               2,664              47,171
                                             ----------          ----------          ----------
                                               $130,864             $16,157            $147,021
                                             ==========          ==========          ==========



        The pro forma data has been prepared assuming that the acquisition had occured as of August 31, 1993. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the acquisition in fact occurred on the assumed date or at the beginning of the period indicated or to project the Company's financial position or results of operations for any future date or period.

ITEM 7.  Continued

Footnotes to proforma consolidated financial statements of J.M. Peters Company, Inc.

(A) To effect the purchase of Durable, JMP issued 1,015,000 shares of JMP Common Stock and paid $1,300,000 in cash. The JMP Common Stock had a market value of $2.625 per share at the time of the transaction and the company incurred approximately $250,000 of direct acquisition costs for a total purchase price of $4,214,375 which has been allocated as follows ($000's):

     Cash and cash equivalents  . . . . . . . . . . . . . .  $   335
     Real estate inventories  . . . . . . . . . . . . . . .   16,655
     Other assets . . . . . . . . . . . . . . . . . . . . .      467
     Accounts payable and other liabilities . . . . . . . .   (3,880)
     Notes payable  . . . . . . . . . . . . . . . . . . . .   (6,523)
     Minority interest in Joint Ventures  . . . . . . . . .   (2,114)
     Excess of fair value of net assets acquired over
       purchase price (negative goodwill) . . . . . . . . .     (726)
                                                             -------
         Total  . . . . . . . . . . . . . . . . . . . . . .  $ 4,214
                                                             =======

(B) Includes $400,000 note payable issued by Durable to Nix and $218,000 liablility to Nix related to a one year consulting agreement.

ITEM 7.  Continued

      J.M. PETERS COMPANY, INC. AND SUBSIDIARIES WITH DURABLE HOMES, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                                  (Unaudited)
                      (In thousands except per share data)

                               J.M. PETERS       DURABLE HOMES
                               SIX  MONTHS        SIX  MONTHS       PRO FORMA
                             AUGUST 31, 1993    AUGUST 31, 1993      COMBINED
                             ------------------------------------------------
  Sales of homes and land            $11,445            $21,178       $32,623

  Interest and other income              809                171           980
                             ------------------------------------------------
                                      12,254             21,349        33,603
                             ------------------------------------------------

Costs and expenses:
  Cost of homes and land              11,509             16,788        28,297

  Selling, general and
   administrative                      3,904              2,941         6,845

  Minority interest in income            -69                207           138

  Interest                               418                  -           418
                             ------------------------------------------------
                                      15,762             19,936        35,698
                             ------------------------------------------------
Income (loss) before income
 taxes                                (3,508)             1,413        (2,095)

Income tax benefit                         -                224(A)        224(A)
                             ------------------------------------------------
        NET INCOME (LOSS)            ($3,508)            $1,189       ($2,319)
                             ------------------------------------------------

Income (loss) per common share        ($0.25)                          ($0.15)

Weighted average number of
common shares                         13,980                           14,995

(A) The income tax expense reflects C corporation taxes reduced by the applicable net operating loss available from the Company to partially offset such taxes.

(B) The pro forma data have been prepared assuming that the acquisition had occured as of March 1, 1992. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the acquisition in fact occurred on the assumed date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

ITEM 7.  Continued

      J.M. PETERS COMPANY, INC. AND SUBSIDIARIES WITH DURABLE HOMES, INC.
                CONSOLIDATED PRO FORMA STATEMENTS OF OPERATIONS
                      (In thousands except per share data)

                                 J.M. PETERS      DURABLE HOMES
                                  YEAR ENDED        YEAR ENDED       PRO FORMA
                              FEBRUARY 28, 1993  DECEMBER 31, 1992   COMBINED
                                    (AUDITED)       (AUDITED)
                              ------------------------------------------------
  Sales of homes and land            $72,148         $35,977         $108,125

  Interest and other income            3,554             207            3,761
                              ------------------------------------------------
                                      75,702          36,184          111,886
                              ------------------------------------------------

Costs and expenses:
  Cost of homes and land              68,257          28,570           96,827

  Selling, general and
   administrative                      9,764           5,082           14,846

  Adjustments to carrying value of
   real estate projects               75,476               -           75,476

  Interest                             8,538               -            8,538
                              ------------------------------------------------
                                     162,035          33,652          195,687
                              ------------------------------------------------
Income (loss) before income
 taxes                               (86,333)          2,532          (83,801)

Income tax benefit                    (1,792)            254(A)        (1,538)
                              ------------------------------------------------
        NET INCOME (LOSS)           ($84,541)         $2,278         ($82,263)
                              ================================================

Income (loss) per common share        ($6.05)                          ($5.49)

Weighted average number of
 common shares                        13,980                           14,995

__________

(A) The income tax expense reflects C corporation taxes reduced by the applicable net operating loss available from the Company to partially offset such taxes.

(B) The pro forma data have been prepared assuming that the acquisition had occured as of March 1, 1992. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma financial information does not purport to represent what the Company's financial position or results of operations would actually have been had the acquisition in fact occurred on the assumed date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or period.

                             DURABLE HOMES, INC.
                                BALANCE SHEET
                                JUNE 30, 1993

                                    ASSETS

ASSETS:
  CASH                                                        390,162
  RECEIVABLES                                                 130,204
  INVENTORIES                                              18,131,992
  PREPAID EXPENSES AND DEPOSITS                               228,106
  PROPERTY AND EQUIPMENT, NET                                 252,392
  OTHER ASSETS                                                161,500
                                                           ----------
      TOTAL ASSETS                                         19,294,356
                                                           ==========

                     LIABILITIES AND SHAREHOLDER'S EQUITY

LIABILITIES:
  BORROWINGS                                                8,175,694
  CONSTRUCTION PAYABLES                                     3,471,672
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES                       463,668
                                                           ----------
      TOTAL LIABILITIES                                    12,111,034
                                                           ----------

MINORITY INTEREST IN VENTURES                               2,089,572
                                                           ----------
SHAREHOLDER'S EQUITY
  COMMON STOCK, NO PAR VALUE;
    2,000 SHARES AUTHORIZED;
    1,000 SHARES ISSUED AND OUTSTANDING                        50,000
  RETAINED EARNINGS                                         5,043,750
                                                           ----------
                                                            5,093,750
                                                           ----------
      TOTAL LIABILITIES AND
        SHAREHOLDER'S EQUITY                               19,294,356
                                                           ==========


                             DURABLE HOMES, INC.
                  STATEMENT OF INCOME AND RETAINED EARNINGS
                FOR THE SIX MONTHS ENDED JUNE 30, 1992 & 1993

                                                        1993           1992
REVENUES:
  SALES                                              17,935,511     17,333,901
  OTHER                                                   2,058         61,550
                                                     ----------     ----------
                                                     17,937,569     17,395,451
                                                     ----------     ----------
COSTS AND EXPENSES:
  COST OF SALES                                      14,398,504     13,822,317
  SELLING & MARKETING                                 1,303,117      1,338,140
  GENERAL AND ADMINISTRATIVE                          1,190,438        958,789
  DEPRECIATION                                           51,000         64,000
  MINORITY INTEREST IN INCOME                            89,572              0
                                                     ----------     ----------
                                                     17,032,631     16,183,246
                                                     ----------     ----------
NET INCOME                                              904,938      1,212,205

RETAINED EARNINGS, BEGINNING OF PERIOD                5,555,212      5,733,766

DISTRIBUTIONS TO SHAREHOLDER                          1,416,400      1,414,081
                                                     ----------     ----------
RETAINED EARNINGS, END OF PERIOD                      5,043,750      5,531,890
                                                     ==========     ==========



Durable Homes, Inc.
Financial Statements
December 31, 1992

                       REPORT OF INDEPENDENT ACCOUNTANTS

February 25, 1993

To the Board of Directors and Shareholder of Durable Homes, Inc.

In our opinion, the accompanying balance sheet and related statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Durable Homes, Inc. at December 31, 1992 and 1991, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Salt Lake City, Utah
February 25, 1993


Price Waterhouse

                              DURABLE HOMES, INC.
                                 BALANCE SHEET


                                                              DECEMBER 31,
                                                       1992                1991
ASSETS

Cash                                               $ 1,032,000         $ 2,072,000
Receivables (Notes 2 and 9)                            237,000             146,000
Inventories (Note 3)                                16,533,000          11,359,000
Prepaid expenses and deposits                          388,000             308,000
Property and equipment, net (Note 4)                   240,000             345,000
Other assets                                           162,000             209,000
                                                   -----------        ------------

                                                   $18,592,000        $ 14,439,000
                                                   ===========        ============

LIABILITIES AND SHAREHOLDER'S EQUITY

Borrowings (Note 5)                               $  8,830,000        $  6,064,000
Construction payables                                3,591,000           2,013,000
Accounts payable and accrued expenses (Note 6)         566,000             578,000
                                                   -----------        ------------
                                                    12,987,000           8,655,000
                                                   -----------        ------------

Shareholder's equity
  Common stock, no par value - 2,000 shares
   authorized; 1,000 shares issued and outstanding      50,000              50,000
  Retained earnings                                  5,555,000           5,734,000
                                                   -----------        ------------

                                                     5,605,000           5,784,000
                                                   -----------        ------------

                                                   $18,592,000         $14,439,000
                                                   ===========        ============





                 See accompanying notes to financial statements

Durable Homes, Inc.

Statement of Income and Retained Earnings


                                                YEAR ENDED DECEMBER 31,
                                                1992                1991
Revenues

  Sales                                     $ 35,977,000        $ 31,461,000
  Other                                          207,000              34,000

                                              36,184,000          31,495,000
                                             -----------         -----------

Costs and expenses

  Cost of sales                               28,395,000          24,121,000
  Developer fees (Note 7)                        175,000             234,000
  Selling, general and administrative          4,955,000           4,494,000
  Depreciation                                   127,000              93,000
                                              ----------          ----------
                                              33,652,000          28,942,000
                                              ----------          ----------

Net income                                     2,532,000           2,553,000

Retained earnings at beginning of period       5,734,000           5,379,000

Distributions to shareholder                  (2,711,000)         (2,198,000)
                                              ----------          -----------
Retained earnings at end of period           $ 5,555,000          $ 5,734,000
                                             ===========          ===========





                 See accompanying notes to financial statements

Durable Homes, Inc.

Statement of Cash Flows


                                                                                   Year ended December 31,
                                                                                   1992               1991
Cash flows from operating activities

                    Cash received from customers                               $  35,960,000       $  31,398,000
                    Cash paid to contractors, suppliers and
                    employees                                                    (37,164,000)        (28,185,000)
                    Interest received                                                 41,000              82,000
                                                                                 -----------         -----------

                      Net cash (used in) provided by operating
                        activities                                                (1,163,000)          3,295,000

Cash flows from investing activities

                    Purchase of property and equipment                              (138,000)           (233,000)
                    Proceeds from sale of other assets                                38,000             218,000
                    Purchase of other assets                                         (38,000)            (49,000)
                    Payments received on notes receivable                                                 79,000
                    Issuance of notes receivable                                     (24,000)            (77,000)
                                                                                 ------------        -----------

                      Net cash used in investing activities                         (162,000)            (62,000)
                                                                                 ------------        -----------

Cash flows from financing activities

                    Proceeds from borrowings                                      33,382,000          24,779,000
                    Repayment of borrowings                                      (30,616,000)        (26,186,000)
                    Distributions to shareholder                                  (2,481,000)         (2,198,000)
                                                                                 ------------        -----------

                    Net cash provided by (used in) financing
                    activities                                                       285,000          (3,605,000)
                                                                                 -----------         ------------

Net decrease in cash                                                              (1,040,000)           (372,000)

Cash at beginning of period                                                        2,072,000           2,444,000
                                                                                 -----------        -------------
Cash at end of period                                                             $1,032,000         $ 2,072,000
                                                                                 ===========        =============

                                  (Continued)





                 See accompanying notes to financial statements

Durable Homes, Inc.

Statement of Cash Flows


                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                               1992                1991
RECONCILIATION OF NET INCOME TO NET CASH
 (USED IN) PROVIDED BY OPERATING ACTIVITIES

Net income                                                                                  $ 2,532,000        $ 2,553,000

Adjustments to reconcile net income to
 net cash (used in) provided by operating
 activities
                    Depreciation                                                                127,000             93,000
                    Loss on sale of property and equipment                                       22,000
                    Gain on sale of other assets                                                                   (29,000)
                    Change in assets and liabilities
                      (Increase) decrease in receivables                                       (206,000)            14,000
                      (Increase) decrease in inventories                                     (5,174,000)         1,588,000
                      (Increase) decrease in prepaid expenses and deposits                      (80,000)            36,000
                      Decrease in other assets                                                   50,000
                      Increase (decrease) in construction payables                            1,578,000           (581,000)
                      Decrease in accounts payable and accrued expenses                         (12,000)          (379,000)
                                                                                           ------------        -----------
                      Net cash (used in) provided by operating activities                  $ (1,163,000)       $ 3,295,000
                                                                                           ============        ===========


SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

Distributions to the shareholder of the Company during the year ended December 31, 1992 include receivables of $139,000, other assets of $35,000 and property and equipment of $56,000.





                 See accompanying notes to financial statements

Durable Homes, Inc.

Notes to Financial Statements
December 31, 1992

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Durable Homes, Inc. (the Company) is engaged in the development, construction and sale of residential real estate. A summary of significant accounting policies follows:

         INVENTORIES
         Inventories, comprising land held for development and single-family homes and condominiums under construction, are stated at the lower of cost or market.

         PROPERTY AND EQUIPMENT
         Property and equipment is stated at cost less accumulated depreciation. Depreciation is determined using accelerated methods over the useful lives of the assets which range from three to seven years. Expenditures for maintenance and repairs are charged to expense as incurred.

         REVENUE RECOGNITION
         Revenue from the sale of residential properties is recognized when legal title passes to the purchaser at closing.

         CAPITALIZED INTEREST
         Interest on construction loans is capitalized in inventory during the development and construction period. During the years ended December 31, 1992 and 1991, total interest of $592,000 and $906,000, respectively, was incurred and capitalized.

         INCOME TAXES
         The Company has elected to be taxed as an S-corporation whereby the income tax effects of the Company's activities accrue directly to the shareholder.

         RECLASSIFICATIONS
         Certain reclassifications have been made to the calendar 1991 financial statements to conform with the current year financial statement format.


2.       RECEIVABLES

         Receivables comprise:

                                                                   DECEMBER 31,
                                                             1992               1991
         Accounts receivable                             $   41,000         $   9,000
         Notes receivable                                    62,000            77,000
         Receivable from related party (See Note 9)         134,000            50,000
                                                         ----------         ---------

                                                          $ 237,000          $146,000
                                                         ==========         =========


         The notes receivable are unsecured notes from corporations and individuals that bear interest at rates that range from 6 to 10 percent and are payable upon demand.

Durable Homes, Inc.

Notes to Financial Statements
December 31, 1992

3.       INVENTORIES

         Inventories comprise:

                                                                      DECEMBER 31,
                                                               1992                  1991
         Land under development                          $  9,091,000           $  5,932,000
         Single-family homes under construction             5,714,000              4,038,000
         Condominiums under construction                    1,728,000              1,389,000
                                                        -------------           ------------

                                                        $  16,533,000          $  11,359,000
                                                        =============          =============



         Inventories included approximately $148,000 and $359,000 of capitalized interest at December 31, 1992 and 1991.


4.       PROPERTY AND EQUIPMENT

         Property and equipment comprise:

                                                                      DECEMBER 31,
                                                               1992                  1991
         Automobiles                                       $  189,000            $  353,000
         Office furniture and equipment                       217,000               171,000
         Model home furniture                                 122,000                44,000
                                                           ----------            ----------

                                                              528,000               568,000
         Less accumulated depreciation                       (288,000)             (223,000)
                                                           ----------            ----------
                                                           $  240,000             $ 345,000
                                                           ==========            ==========

Durable Homes, Inc.

Notes to Financial Statements
December 31, 1992

5.       BORROWINGS

         Borrowings comprise:

                                                                                  DECEMBER 31,
                                                                          1992                   1991
         Construction loans payable to banks
         and mortgage companies, interest at
          prime plus 1.5 percent to 2 percent,
          maturing in 1993, secured by certain
          inventories                                            $     6,856,000         $    5,797,000

         Notes payable to corporations and
          partnerships, interest from 9 percent
          to 11 percent, maturing 1993, secured
          by certain inventories                                       1,653,000

         Construction loan payable to a bank,
          interest at prime plus 1.5 percent,
          maturing April 1, 1993, unsecured                              200,000

         Notes payable to a bank, interest
          from 12.02 percent to 12.75 percent,
          monthly instalments of $2,750, secured
          by automobiles                                                  71,000                196,000

         Note payable to individual, interest
          at 18 percent payable monthly, principal
          due August 1993, unsecured                                      50,000                 50,000

         Note payable to a partnership, interest
          at prime plus 3 percent, quarterly
          principal instalment of $5,200, secured
          by partnership interest                                    ------------                21,000




                                                                    $  8,830,000           $  6,064,000
                                                                    ============           ============



         Substantially all construction loans have been guaranteed by the shareholder of the Company.

Durable Homes, Inc.

Notes to Financial Statements
December 31, 1992

         The following summarizes the scheduled maturities of all borrowings at December 31, 1992:

         YEAR ENDING DECEMBER 31,

                 1993                                             $   8,785,000
                 1994                                                    22,000
                 1995                                                    20,000
                 1996                                                     3,000
                                                                  -------------


                                                                    $ 8,830,000
                                                                    ===========



6.       ACCOUNTS PAYABLE AND ACCRUED EXPENSES

         Accounts payable and accrued expenses comprise:

                                                                    DECEMBER 31,
                                                             1992               1991
         Accounts payable                                $   40,000         $   20,000
         Accrued bonuses and profit sharing                 407,000            448,000
         Accrued developer fees                              10,000             62,000
         Other                                              109,000             48,000
                                                         ----------         ----------
                                                         $  566,000         $  578,000
                                                         ==========         ==========





7.       DEVELOPER FEES

         The Company has purchased certain undeveloped land from a corporation in which a director of the Company is a shareholder. As partial consideration for the purchase, the Company assigned to the corporation an undivided interest in the net profits derived from the sale of certain inventories. During the current year, the undivided interest percentage decreased from 50 percent to 25 percent for current and future projects. The corporation's share of net profits for the years ended December 31, 1992 and 1991 was $115,000 and $166,000, respectively, and is recorded as developer fees.

         During 1991, the Company purchased the escrow position in certain undeveloped land from a corporation in which the brother of the shareholder of the Company is a shareholder. As partial consideration, the Company assigned to the corporation an undivided 20 percent interest in the net profits derived from the sale of certain inventories. The corporation's share of net profits for the years ended December 31, 1992 and 1991 was $60,000 and $68,000, respectively, and is recorded as developer fees.

Durable Homes, Inc.

Notes to Financial Statements
December 31, 1992



8.       PROFIT SHARING PLAN

         The Company administers a defined contribution profit sharing plan for eligible employees. Employees begin participating in the plan after completing one year of service and attaining the age of 21. Under the provisions of the plan, the Board of Directors determines the annual contribution to the plan. Profit sharing expense for each of the years ended December 31, 1992 and 1991 was $125,000.


9.       RELATED PARTY TRANSACTIONS

         The shareholder of the Company is a minority shareholder of an advertising agency. Advertising costs incurred for services rendered by the advertising agency for the years ended December 31, 1992 and 1991 were $477,000 and $235,000.

         The Company holds unsecured non-interest bearing receivables totalling $134,000 from two corporations in which the shareholder of the Company owns 50 percent and 51 percent interests. The receivables are guaranteed by the shareholder of the Company and are payable on demand.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J.M. PETERS COMPANY, INC.



Dated:  October 26, 1993                By:  /s/ GREGORY R. PETERSEN
                                             -----------------------
                                             Gregory R. Petersen
                                             Vice President, Chief
                                             Financial Officer and
                                             Secretary

                                 EXHIBIT INDEX


                                                           Sequential
Exhibit Number             Description                     Page Number
- - --------------        -------------------------            -----------
  Exhibit 2.1         Purchase and Sale Agreement
                      dated September 17, 1993, by
                      and between CPH and NIX and
                      Durable.

  Exhibit 2.2         Assignment and Assumption
                      Agreement dated September 24,
                      1993, by and between Capital
                      Pacific Homes, Inc., and
                      J.M. Peters Company, Inc.